Energy Development Company

KED Quarterly Report

August 31, 2013

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson Energy Development Company is a non-diversified, closed-end management investment company organized under the laws of the State of Maryland. We are a taxable corporation, paying federal and applicable state taxes on our taxable income. Our operations are externally managed and advised by our investment adviser, KA Fund Advisors, LLC (“KAFA” or the “Adviser”), pursuant to an investment management agreement. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. A key focus area for our investments is equity and debt investments in private and public entities structured as limited partnerships (“MLPs”). We also own equity and debt investments in Upstream, Midstream and Other Energy Companies (as such terms are defined in Note 1 — Organization).

As of August 31, 2013, we had total assets of $435 million, net assets of $291 million (net asset value of $27.84 per share), and 10.4 million shares of common stock outstanding. As of August 31, 2013, we held $418 million in equity investments and $15 million in debt investments.

Recent Events

On September 30, 2013, ProPetro Services, Inc. (“ProPetro”) repaid in full the First Lien Term B Loan held by us ($9.7 million of principal and accrued interest). We no longer have an investment in ProPetro following this repayment.

On October 21, 2013, Plains GP Holdings, L.P. (“Plains GP”) completed its initial public offering (“IPO”) and trades on the New York Stock Exchange (“NYSE”) under the ticker “PAGP”. Plains GP was formed to own a portion of the general partner of Plains All American Pipeline, L.P. All of our holdings in Plains All American GP LLC are exchangeable into shares of Plains GP on a one-for-one basis at our option. As part of the IPO, we agreed to a 15-month lock-up on our Plains GP shares (lock up expires on January 21, 2015).

Our Top Ten Portfolio Investments as of August 31, 2013

Listed below are our top ten portfolio investments by issuer as of August 31, 2013.

Holding	Public/ Private	Sector	Amount ($ in millions)	Percent of Long-Term Investments
1. Emerge Energy Services LP	Public	Frac Sand	$47.1	10.9%
2. VantaCore Partners LP	Private	Aggregates	28.0	6.5
3. Enterprise Products Partners L.P.	Public	Midstream	22.6	5.2
4. Williams Partners L.P.	Public	Midstream	21.3	4.9
5. Energy Transfer Partners, L.P.	Public	Midstream	20.9	4.8
6. MarkWest Energy Partners, L.P.	Public	Midstream	17.6	4.1
7. DCP Midstream Partners, LP	Public	Midstream	17.1	3.9
8. Regency Energy Partners L.P.	Public	Midstream	15.7	3.6
9. Plains All American GP LLC	Private	Midstream	15.5	3.6
10. ONEOK Partners, L.P.	Public	Midstream	13.9	3.2

			$219.7	50.7%

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Results of Operations — For the Three Months Ended August 31, 2013

Investment Income.    Investment income totaled $1.0 million for the quarter and consisted primarily of net dividends and distributions and interest income on our debt investments. We received $6.8 million of dividends and distributions during the quarter, of which $6.3 million was treated as a return of capital. Interest and other income was $0.5 million. Return of capital was increased by $0.3 million during the quarter due to 2012 tax reporting information that we received in the fiscal third quarter 2013. We received $0.3 million of paid-in-kind dividends during the quarter, which are not included in investment income but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $2.8 million, including $1.8 million of investment management fees, $0.6 million of interest expense and $0.4 million of other operating expenses. Interest expense included $0.1 million of amortization of debt offering costs.

Net Investment Loss.    Our net investment loss totaled $1.1 million and included a current income tax benefit of $0.2 million and a deferred income tax benefit of $0.5 million.

Net Realized Gains.    We had net realized gains from investments of $4.7 million after taking into account a deferred income tax expense of $2.5 million and a current income tax expense of $0.3 million.

Net Change in Unrealized Gains.    We had a net increase in unrealized gains of $15.6 million. The net increase consisted of $24.8 million of unrealized gains from investments and a deferred income tax expense of $9.2 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $19.2 million. This increase was comprised of net investment loss of $1.1 million, net realized gains of $4.7 million and net unrealized gains of $15.6 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends or non-cash distributions received, and (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”).

Operating expenses include (a) investment management fees paid to KAFA, (b) other expenses (mostly comprised of fees paid to other service providers) and (c) interest expense.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended August 31, 2013
Distributions and Other Income from Investments
Dividends and Distributions(1)	$6.8
Paid-In-Kind Dividends and Distributions(1)	0.3
Interest and Other Income	0.5

Total Distributions and Other Income from Investments	7.6
Expenses
Investment Management Fee	(1.8)
Other Expenses	(0.4)
Interest Expense	(0.5)

Net Distributable Income (NDI)	$4.9

Weighted Average Shares Outstanding	10.4
NDI per Weighted Average Share Outstanding	$0.471

Adjusted NDI per Weighted Average Share Outstanding(2)	$0.454

Distributions paid per Common Share(3)	$0.455

(1)	See Note 2 (Investment Income) to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	Adjusted to exclude $0.2 million of non-cash distributions from Common and Preferred A units of VantaCore Partners LP.

(3)	The distribution of $0.455 per share for the third quarter of fiscal 2013 was paid on October 18, 2013 to common stockholders of record on October 11, 2013.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our credit facility. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors which include, but are not limited to:

•	NDI and Adjusted NDI generated in the current quarter;

•	Expected NDI and Adjusted NDI over the next twelve months;

•	The extent to which NDI and Adjusted NDI is comprised of paid-in-kind dividends or non-cash interest and distributions;

•	The impact of potential liquidity events at our portfolio companies; and

•	Realized and unrealized gains generated by the portfolio.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

•

NDI includes the value of paid-in-kind dividends, whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Certain of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs related to our debt financings is included in interest expense for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

As of August 31, 2013, our amended and restated senior secured revolving credit facility (the “Credit Facility”) had a total commitment amount of $95.0 million with a maturity date of March 30, 2014. Outstanding loan balances under the Credit Facility accrue interest at an annual rate equal to LIBOR plus 2.00% based on the current borrowings and the current borrowing base. If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and midstream companies and investments in bank debt and high yield bonds that are traded), the interest rate will increase to LIBOR plus 3.00%. We pay a commitment fee of 0.50% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

The maximum amount that we can borrow under our Credit Facility is limited to the lesser of our commitment amount of $95.0 million and our borrowing base. Our borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of our investments by an advance rate. The total contribution to our borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and there is a $9.5 million limit on the borrowing base contribution from any single issuer.

As of August 31, 2013, we had $84.0 million of borrowings under our Credit Facility (at an interest rate of 2.19%), which represented 45.9% of our borrowing base of $183.1 million (46.8% of our borrowing base of $179.5 million attributable to quoted securities). At August 31, 2013, our asset coverage ratio under the Investment Company Act of 1940, as amended (the “1940 Act”), was 446%.

As of October 24, 2013, we had $89.0 million borrowed under our Credit Facility (at an interest rate of 2.27%), and we had $0.8 million of cash. Our borrowings represented 46.9% of our borrowing base of $189.8 million (47.0% of our borrowing base of $189.3 million attributable to quoted securities).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2013

(amounts in 000’s) (UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 149.0%
Equity Investments(1) — 143.7%
Public MLP and Other Equity — 128.7%
Access Midstream Partners, L.P.	180	$8,189
Alliance Holdings GP, L.P.	66	4,080
Atlas Pipeline Partners, L.P.	104	4,035
Buckeye Partners, L.P.	82	5,772
Buckeye Partners, L.P. — Class B Units(2)(3)(4)	109	7,653
Capital Product Partners L.P.	352	3,119
Capital Product Partners L.P. — Class B Units(4)(5)	606	5,752
Crestwood Midstream Partners LP	320	8,288
Crosstex Energy, L.P.	300	5,617
DCP Midstream Partners, LP	357	17,104
El Paso Pipeline Partners, L.P.	191	7,961
Emerge Energy Services LP(4)(6)	1,684	47,113
Enbridge Energy Partners, L.P.	359	10,712
Energy Transfer Partners, L.P.(7)	407	20,869
Enterprise Products Partners L.P.(7)	381	22,628
EV Energy Partners, L.P.	202	7,371
Exterran Partners, L.P.	249	6,966
Global Partners LP	205	6,916
Inergy, L.P.	200	2,753
Inergy Midstream, L.P.	557	12,939
Kinder Morgan, Inc.	48	1,821
Kinder Morgan Energy Partners, L.P.	54	4,407
Kinder Morgan Management, LLC(2)	123	9,789
Legacy Reserves LP	88	2,374
LRR Energy, L.P.	19	286
MarkWest Energy Partners, L.P.(6)	264	17,633
Mid-Con Energy Partners, LP	99	2,367
NuStar Energy L.P.	125	5,214
NuStar GP Holdings, LLC	28	661
ONEOK, Inc.	52	2,690
ONEOK Partners, L.P.	279	13,857
PetroLogistics LP	65	782
Plains All American Pipeline, L.P.(6)	206	10,392
PVR Partners, L.P.(6)	356	8,264
QEP Midstream Partners, LP(8)	58	1,302
Regency Energy Partners LP	581	15,713
SandRidge Mississippian Trust II	100	1,337
SandRidge Permian Trust	115	1,669
Summit Midstream Partners, LP	187	6,151
SunCoke Energy Partners, L.P.	109	2,510
Tallgrass Energy Partners, LP	35	787
Targa Resources Corp.	18	1,191
Targa Resources Partners LP	116	5,690
Tesoro Logistics LP	65	3,485
USA Compression Partners, LP	126	3,075
The Williams Companies, Inc.	81	2,950

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2013

(amounts in 000’s) (UNAUDITED)

Description			No. of Shares/Units	Value
Public MLP and Other Equity — (continued)
VOC Energy Trust			55	$844
Western Gas Partners, LP			168	9,912
Williams Partners L.P.			432	21,311

				374,301

Private MLP and Other Private Equity(4)(6) — 15.0%
Plains All American GP LLC			3	15,527
VantaCore Partners LP — Common Units(2)			2,187	19,681
VantaCore Partners LP — Class A Preferred Units(2)(9)			345	5,685
VantaCore Partners LP — Class B Preferred Units(10)			162	2,676

				43,569

Total Equity Investments (Cost $299,885)				417,870

	Interest Rate	Maturity Date	Principal Amount
Debt Investments — 5.3%
Upstream — 2.0%
Rex Energy Corporation	8.875%	12/1/20	$2,946	3,064
RKI Exploration & Production, LLC	8.500	8/1/21	2,500	2,500

				5,564

Other Energy — 3.3%
ProPetro Services, Inc.(4)(11)	10.000	6/30/15	9,730	9,730

Total Debt Investments (Cost $15,213)				15,294

Total Long-Term Investments — 149.0% (Cost $315,098)				433,164

Credit Facility				(84,000)
Other Liabilities in Excess of Other Assets				(58,365)

Net Assets				$290,799

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	All or a portion of distributions are paid-in-kind.

(3)	On September 1, 2013, all of the Buckeye Partners, L.P. (“Buckeye”) Class B Units were converted into common units on a one-for-one basis. As of August 31, 2013, the Company valued the Class B Units at the same price as the common units.

(4)	Fair valued and restricted security. See Notes 2, 3 and 9 in Notes to Financial Statements.

(5)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions of $0.21375 per unit and are convertible at any time at the option of the holder. If CPLP increases the quarterly cash distribution per common unit, the distribution per Class B Unit will increase by an equal amount. If CPLP does not redeem the Class B Units by May 2022, then the distribution increases by 25% per quarter to a maximum of $0.33345 per unit. CPLP may require that the Class B Units convert into common units after May 2015 if the common unit price exceeds $11.70 per unit, and the Class B Units are callable after May 2017 at a price of $9.27 per unit and after May 2019 at $9.00 per unit.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2013

(amounts in 000’s) (UNAUDITED)

(6)	The Company believes that it is an affiliate of Emerge Energy Services LP, MarkWest Energy Partners, L.P., Plains All American GP LLC, Plains All American Pipeline, L.P., PVR Partners, L.P. and VantaCore Partners LP (“VantaCore”). See Note 6 — Agreements and Affiliations.

(7)	In lieu of cash distributions, the Company has elected to receive distributions in additional units through the partnership’s dividend reinvestment program.

(8)	Security is not currently paying cash distributions, but is expected to pay cash distributions within the next 12 months.

(9)	The Class A Preferred Units have a liquidation preference of $17.50 per unit and were issued by VantaCore to holders of the Common and Class A Preferred Units to the extent that such units did not receive full cash distributions. The Class A Preferred Units have a minimum quarterly distribution of $0.475 per unit and are senior to VantaCore’s Common Units in liquidation preference. See Note 9 — Restricted Securities.

(10)	The Class B Preferred Units have a liquidation preference of $17.50 per unit and a minimum quarterly distribution of $0.3825 per unit and are senior to all other equity classes of VantaCore in distributions and liquidation preference. See Note 9 — Restricted Securities.

(11)	The First Lien Term B Loan matures on June 30, 2015 and pays interest in cash at a rate of 10.00% per annum. On September 30, 2013, ProPetro Services, Inc. repaid in full the First Lien Term B Loan held by the Company. See Note 12 — Subsequent Events.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2013

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $238,037)	$306,193
Affiliated (Cost — $77,061)	126,971

Total investments (Cost — $315,098)	433,164
Cash	1,366
Income tax receivable	49
Interest, dividends and distributions receivable	388
Debt offering costs, prepaid expenses and other assets	478

Total Assets	435,445

LIABILITIES
Payable for securities purchased	613
Investment management fee payable	1,796
Accrued directors’ fees and expenses	73
Accrued expenses and other liabilities	568
Deferred income tax liability	57,596
Credit facility	84,000

Total Liabilities	144,646

NET ASSETS	$290,799

NET ASSETS CONSIST OF
Common stock, $0.001 par value (200,000,000 shares authorized; 10,445,358 shares issued and outstanding)	$10
Paid-in capital	201,908
Accumulated net investment loss, net of income taxes, less dividends	(51,285)
Accumulated net realized gains on investments, net of income taxes	65,853
Net unrealized gains on investments, net of income taxes	74,313

NET ASSETS	$290,799

NET ASSET VALUE PER SHARE	$27.84

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended August 31, 2013	For the Nine Months Ended August 31, 2013
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$4,297	$10,982
Affiliated investments	2,536	7,537

Total dividends and distributions	6,833	18,519
Return of capital	(6,275)	(15,680)

Net dividends and distributions	558	2,839
Interest and other income — non-affiliated investments	450	1,826
Interest — affiliated investments	—	448

Total Investment Income	1,008	5,113

Expenses
Investment management fees	1,796	4,990
Professional fees	154	420
Directors’ fees and expenses	93	244
Insurance	17	51
Administration fees	22	64
Other expenses	111	316

Total Expenses — Before Interest Expense	2,193	6,085
Interest expense and amortization of offering costs	568	1,710

Total Expenses	2,761	7,795

Net Investment Loss — Before Income Taxes	(1,753)	(2,682)
Current income tax benefit	194	194
Deferred income tax benefit	474	840

Net Investment Loss	(1,085)	(1,648)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains
Investments — non-affiliated	9,082	17,780
Investments — affiliated	(1,725)	(14,168)
Current income tax expense	(250)	(250)
Deferred income tax expense	(2,458)	(1,080)

Net Realized Gains	4,649	2,282

Net Change in Unrealized Gains
Investments — non-affiliated	2,604	52,229
Investments — affiliated	22,174	36,006
Deferred income tax expense	(9,145)	(32,497)

Net Change in Unrealized Gains	15,633	55,738

Net Realized and Unrealized Gains	20,282	58,020

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,197	$56,372

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS

(amounts in 000’s, except share amounts)

	For the Nine Months Ended August 31, 2013 (Unaudited)		For the Fiscal Year Ended November 30, 2012
OPERATIONS
Net investment income (loss)	$(1,648)		$808
Net realized gains	2,282		9,885
Net change in unrealized gains	55,738		13,630

Net Increase in Net Assets Resulting from Operations	56,372		24,323

DIVIDENDS AND DISTRIBUTIONS
Dividends	(13,595	)(1)	(16,794	)(2)
Distributions — return of capital	—	(1)	—	(2)

Dividends and Distributions	(13,595)		(16,794)

CAPITAL STOCK TRANSACTIONS
Issuance of 40,228 and 62,400 shares of common stock from reinvestment of dividends and distributions	1,005		1,458

Total Increase in Net Assets	43,782		8,987

NET ASSETS
Beginning of period	247,017		238,030

End of period	$290,799		$247,017

(1)	This is an estimate of the characterization of the distributions paid to common stockholders for the nine months ended August 31, 2013 as either a dividend (qualified dividend income) or distribution (return of capital). This estimate is based on the Company’s operating results during the nine months ended August 31, 2013 and the Company’s accumulated earnings and profits as of November 30, 2012. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(2)	Distributions paid to common stockholders for the fiscal year ended November 30, 2012 are characterized as either a dividend (qualified dividend income) or distribution (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED AUGUST 31, 2013

(amounts in 000’s) (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$56,372
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	15,680
Net realized gains on investments	(3,612)
Net unrealized gains on investments	(88,235)
Amortization of bond premium, net	20
Purchase of long-term investments	(143,008)
Proceeds from sale of long-term investments	121,580
Increase in income tax receivable	(49)
Decrease in receivable for securities sold	5,449
Decrease in interest, dividends and distributions receivable	244
Decrease in other receivable	2,900
Amortization of deferred debt offering costs	334
Decrease in prepaid expenses and other assets	26
Increase in payable for securities purchased	54
Increase in investment management fee payable	286
Decrease in accrued directors’ fees and expenses	(5)
Decrease in accrued expenses and other liabilities	(5)
Decrease in current income tax liability	(460)
Increase in deferred income tax liability	32,737

Net Cash Provided by Operating Activities	308

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in borrowings under credit facility	12,000
Cash distributions paid to stockholders	(12,590)

Net Cash Used in Financing Activities	(590)

NET DECREASE IN CASH	(282)
CASH — BEGINNING OF PERIOD	1,648

CASH — END OF PERIOD	$1,366

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $1,005 for the nine months ended August 31, 2013.

During the nine months ended August 31, 2013, there were $651 of federal income taxes paid and $86 of state income tax refunds, net of payments. Interest paid was $1,368.

During the nine months ended August 31, 2013, the Company received $2,420 of paid-in-kind and non-cash dividends and distributions and $448 of paid-in-kind interest. See Note 2 — Investment Income.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2013 (Unaudited)		For the Fiscal Year Ended November 30,						For the Period September 21, 2006 through November 30, 2006
			2012	2011	2010	2009	2008	2007
Per Share of Common Stock(1)
Net asset value, beginning of period	$23.74		$23.01	$20.56	$16.58	$16.10	$23.95	$24.03	$23.32
Net investment income (loss)	(0.16)		0.08	0.25	(0.18)	0.10	0.09	0.08	(0.07)
Net realized and unrealized gain (loss) on investments	5.57		2.27	3.60	5.39	1.68	(5.89)	1.18	0.78
Net change in unrealized losses — conversion to taxable corporation	—		—	—	—	—	(0.38)	—	—

Total income (loss) from investment operations	5.41		2.35	3.85	5.21	1.78	(6.18)	1.26	0.71

Dividends(2)	(1.31)		(1.62)	(1.37)	(0.51)	—	—	(0.95)	—
Distributions from net realized long-term capital gains(2)(3)	—		—	—	—	—	—	(0.15)	—
Distributions — return of capital(2)	—		—	—	(0.69)	(1.30)	(1.67)	(0.24)	—

Total dividends and distributions	(1.31)		(1.62)	(1.37)	(1.20)	(1.30)	(1.67)	(1.34)	—

Effect of shares issued in reinvestment of distributions	—		—	(0.03)	(0.03)	—	—	—	—

Net asset value, end of period	$27.84		$23.74	$23.01	$20.56	$16.58	$16.10	$23.95	$24.03

Market value per share, end of period	$27.29		$26.01	$20.21	$18.21	$13.53	$9.63	$23.14	$22.32

Total investment return based on market value(4)	10.5	%(5)	37.8%	19.3%	45.8%	56.0%	(54.8)%	9.3%	(10.7	)%(5)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2013 (Unaudited)		For the Fiscal Year Ended November 30,						For the Period September 21, 2006 through November 30, 2006
			2012	2011	2010	2009	2008	2007
Supplemental Data and Ratios(6)
Net assets, end of period	$290,799		$247,017	$238,030	$211,041	$168,539	$162,687	$240,758	$240,349
Ratio of expenses to average net assets:
Management fees	2.4%		2.4%	2.4%	2.1%	2.0%	0.4%	3.1%	2.4%
Other expenses	0.5		0.6	0.7	1.0	1.3	1.1	0.9	1.3

Subtotal	2.9		3.0	3.1	3.1	3.3	1.5	4.0	3.7
Interest expense	0.9		0.9	0.8	0.9	0.8	2.0	1.0	—
Management fee waivers	—		—	—	—	—	—	(0.4)	(0.5)

Expenses (excluding tax expense)	3.8		3.9	3.9	4.0	4.1	3.5	4.6	3.2
Tax expense	15.8		5.6	10.0	16.3	6.9	— (7)	0.8	—

Total expenses(8)	19.6%		9.5%	13.9%	20.3%	11.0%	3.5%	5.4%	3.2%

Ratio of net investment income (loss) to average net assets	(0.8)%		0.3%	1.1%	(1.0)%	0.7%	0.4%	0.3%	(0.3)%
Net increase (decrease) in net assets resulting from operations to average net assets	20.5	%(5)	9.9%	17.1%	28.3%	11.3%	(29.5)%	5.1%	3.0	%(5)
Portfolio turnover rate	32.0	%(5)	34.6%	68.1%	33.4%	20.9%	27.0%	28.8%	5.6	%(5)
Average net assets	$275,407		$246,183	$231,455	$188,307	$160,847	$211,531	$246,468	$234,537
Average shares of common stock outstanding	10,423,439		10,372,215	10,301,878	10,212,289	10,116,071	10,073,398	10,014,496	10,000,060
Average amount of borrowings outstanding under the credit facility	$75,449		$78,180	$62,559	$54,956	$53,422	$75,563	$32,584	—
Asset coverage of total debt(9)	446.2%		443.1%	409.1%	470.2%	n/a	n/a	n/a	n/a
Average amount of borrowings outstanding per share of common stock during the period	$7.24		$7.54	$6.07	$5.38	$5.28	$7.50	$3.25	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	The information presented for the nine months ended August 31, 2013 is an estimate of the characterization of the distribution paid and is based on the Company’s operating results during the nine months ended August 31, 2013 and the Company’s accumulated earnings and profits as of November 30, 2012. The information presented in each of the other periods is a characterization of a portion of the total distributions paid to common stockholders as either dividends (eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) and is based on the Company’s earnings and profits.

(3)	For the fiscal year ended November 30, 2007 and prior periods, the Company was treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation, and, as a result, the categorization of distributions from net realized long-term capital gains is no longer applicable.

(4)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Unless otherwise noted, ratios are annualized.

(7)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $33,264 (15.5% of average net assets) primarily related to unrealized losses on investments. Realization of the deferred tax benefit was dependent on whether there was sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

(8)	For the fiscal year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets.

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior securities representing indebtedness divided by senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility is considered a senior security representing indebtedness. Prior to July 7, 2010, the Company was a business development company under the 1940 Act and not subject to the requirements of section 18(a)(1)(A) for the asset coverage of total debt disclosure.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson Energy Development Company (the “Company”) was organized as a Maryland corporation on May 24, 2006. The Company is an externally managed, non-diversified closed-end management investment company. The Company commenced investment operations on September 21, 2006. The Company’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” Prior to November 30, 2007, the Company was treated as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation. See Note 4 — Income Taxes.

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company seeks to achieve this objective by investing at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and selling of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users. A majority of the Company’s investments are in entities structured as master limited partnerships (“MLPs”), including both publicly-traded MLPs and private MLPs, which are structured much like publicly-traded MLPs.

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value no less frequently than as of the last day of each quarter based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication quarterly. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) by the total number of common shares outstanding.

As of June 30, 2013, the Company began providing adjusted net asset value on a monthly basis for those months that do not constitute the end of a fiscal quarter. The Company’s adjusted net asset value is a non-GAAP measure and is intended to provide investors with a monthly update on the impact of prices changes for the public securities in the Company’s portfolio. Adjusted net asset value is calculated based on the same methodology as net asset value and incorporates updated values for the publicly-traded equity securities (including PIPE investments) and quoted debt investments in the Company’s portfolio, including any related income tax impact. The Company’s adjusted net asset value calculation incorporates the Company’s month end balance sheet but does not update the value of the non-traded securities in its portfolio.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sale price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of trading on such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider valuations presented by KAFA at the end of each quarter. The Valuation Committee’s valuation determinations are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities. The independent valuation firm provides third-party valuation consulting services to the Board of Directors, which consist of certain limited procedures that the Company identified and requested them to perform. As of August 31, 2013, the independent valuation firm performed limited procedures on investments in six portfolio companies comprising approximately 26.1% of total assets. Upon completion of the limited procedures, the independent valuation firm concluded that the fair value of those investments subjected to the limited procedures appeared reasonable.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

At August 31, 2013, the Company held 39.1% of its net assets applicable to common stockholders (26.1% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at August 31, 2013 was $113,817. See Note 3 — Fair Value and Note 9 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of August 31, 2013, the Company did not have any repurchase agreements.

F. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

G. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations. As of August 31, 2013, the Company did not have any derivative financial instruments.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

Option contracts.    The Company is exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

H. Return of Capital Estimates — Dividends and distributions received from the Company’s investments are comprised of income and return of capital. The payments made by MLPs are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company estimates that 90% of the distributions received from Public MLPs will be treated as a return of capital. Such estimates for Public or Private MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from investments after their tax reporting periods are concluded.

The following table sets forth (i) the components of total dividends and distributions from the Company’s private and public investments, (ii) the percentage of return of capital attributable to each category and (iii) the estimated total return of capital portion of the dividends and distributions received that are attributable to net realized gains (losses) and net change in unrealized gains (losses). The return of capital portion of the dividends and distributions received is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments, and increases net realized gains (losses) and net change in unrealized gains (losses). In accordance with GAAP, the return of capital cost basis reductions are limited to the total amount of the cash distributions received, but for income tax purposes, the cost basis reductions typically exceed cash distributions received due to allocated losses from MLP investments. See Note 4 – Income Taxes.

	For the Three Months Ended August 31, 2013	For the Nine Months Ended August 31, 2013
Distributions from private MLPs	$1,374	$5,333
Distributions from public MLPs and dividends from other public equity investments	5,459	13,186

Total dividends and distributions from investments	$6,833	$18,519

Distributions from private MLPs — % return of capital	78%	70%
Distributions from public MLPs and dividends from other public equity investments — % return of capital	95%	90%
Total dividends and distributions — % return of capital	92%	85%
Return of capital — attributable to net realized gains (losses)	$1,314	$4,611
Return of capital — attributable to net change in unrealized gains (losses)	4,961	11,069

Total return of capital	$6,275	$15,680

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

During the fiscal third quarter of 2013, the Company received 2012 tax reporting information that was used to increase its prior year return of capital estimate by a total of $283. Of this amount, a decrease of $376 related to the Company’s private investments and an increase of $659 related to the Company’s public portfolio investments.

For the nine months ended August 31, 2013, the Company estimated the return of capital portion of distributions received to be $15,397 (83%). This amount was increased by $283 due to the 2012 tax reporting information. As a result, the return of capital percentage for the nine months ended August 31, 2013 was 85%.

For the three months ended August 31, 2013, the Company estimated the return of capital portion of distributions received to be $5,992 (88%). This amount was increased by $283 due to the 2012 tax reporting information. As a result, the return of capital percentage for the three months ended August 31, 2013 was 92%.

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the nine months ended August 31, 2013, the Company did not have a reserve against interest income, since all interest income accrued is expected to be received.

Certain of the Company’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

During the nine months ended August 31, 2013, the Company recognized $448 of paid-in-kind interest, which increased the outstanding principal of the Company’s First Lien Term C investment in ProPetro Services, Inc. (“ProPetro”). On March 5, 2013, the Company exchanged all of its equity investment in ProPetro and a portion of its First Lien Term C Loan for a First Lien Term B Loan issued by ProPetro. The First Lien Term B Loan pays interest in cash at a rate of 10.00% per annum and has a maturity date of June 30, 2015 ($9,754 principal amount). The Company’s remaining investment ($9,754) in the First Lien Term C Loan was repaid in cash at par value including accrued interest. See Note 12 — Subsequent Events.

The Company receives paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from the investments listed in the table below. For paid-in-kind dividends/distributions, the additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income, and the Company estimates return of capital on these non-cash

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

distributions. During the three and nine months ended August 31, 2013, the Company received the following paid-in-kind and non-cash dividends and distributions.

	For the Three Months Ended August 31, 2013	For the Nine Months Ended August 31, 2013
Paid-in-kind dividends/distributions
Buckeye Partners, L.P. (Class B Units)(1)	$114	$332
Kinder Morgan Management, LLC	159	402

	273	734

Non-cash distributions
Energy Transfer Partners, L.P.	237	237
Enterprise Products Partners L.P.	27	27
VantaCore Partners LP	175	1,422

	439	1,686

Total paid-in-kind and non-cash dividends/distributions	$712	$2,420

(1)	Converted into common units on September 1, 2013.

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

K. Income Taxes — The Company is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Current income taxes reflect the amount of income taxes that the Company expects to be payable as of a measurement date applying the provisions of the enacted tax laws. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the current or deferred tax liability.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the nine months ended August 31, 2013, the Company did not have any outstanding interest or penalties associated with the underpayment of any income taxes. Tax years from 2009 to 2012 remain open and subject to examination by tax jurisdictions.

L. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

M. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at August 31, 2013, and the Company presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	One or More Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$417,870	$313,783	$—	$104,087
Debt investments	15,294	—	5,564	9,730

Total assets at fair value	$433,164	$313,783	$5,564	$113,817

The Company did not have any liabilities that were measured at fair value on a recurring basis at August 31, 2013. For the nine months ended August 31, 2013, there were no transfers between Level 1 and Level 2.

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2013.

Three Months Ended August 31, 2013	Equity	Debt	Other Receivable	Total
Balance — May 31, 2013	$80,690	$9,754	$—	$90,444
Sales	—	—	—	—
Realized gains (losses)	—	—	—	—
Unrealized gains (losses), net(1)	22,648	—	—	22,648
Purchases	460	—	—	460
Issuances	289	—	—	289
Transfer out	—	—	—	—
Settlements	—	(24)	—	(24)

Balance — August 31, 2013	$104,087	$9,730	$—	$113,817

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

Nine Months Ended August 31, 2013	Equity	Debt	Other Receivable	Total
Balance — November 30, 2012	$90,793	$13,645	$2,900	$107,338
Sales(2)	(28,510)	(4,354)	—	(32,864)
Realized gains (losses)(3)	12,730	(25,292)	119	(12,443)
Unrealized gains (losses), net(4)	21,854	25,755	—	47,609
Purchases	10,466	—	—	10,466
Issuances	1,754	—	—	1,754
Transfer out	(5,000)	—	—	(5,000)
Settlements(5)	—	(24)	(3,019)	(3,043)

Balance — August 31, 2013	$104,087	$9,730	$—	$113,817

(1)	For the three months ended August 31, 2013, the $22,648 of net unrealized gains presented above relate to investments that are still held at August 31, 2013.

(2)	Equity sales are comprised of Direct Fuels ($23,110) and ProPetro ($5,400). Debt sales are comprised of ProPetro ($4,354). On May 14, 2013, Direct Fuels merged with two other entities to form Emerge Energy Services LP (“Emerge”), which completed its IPO on such date. As a result of the IPO, the Company received $23,110 of cash and 1,683,953 Emerge common units. The Company’s fair value of these units as of the IPO was $26,337, which reflects a discount to the market price for such units.

On March 5, 2013, the Company completed an exchange of our First Lien Term C Loan and equity interest in ProPetro for cash ($9,754) and a First Lien Term B Loan ($9,754). At the time of the exchange, the value of the Term C Loan was $14,108 and the equity interest was $5,400. The amount of debt sales reflects the net impact of exchanging the Term C Loan ($14,108) for the Term B Loan ($9,754).

(3)	The Company recognized a $7,343 gain on the sale of Direct Fuels. The Company recognized a loss of $19,905 on the ProPetro exchange, which represents a gain of $5,387 on the equity and a loss of $25,292 on the debt. The Company also recognized a gain of $119 on the final settlement of International Resources Partners LP (“IRP”) (see footnote 5 below).

(4)	For the nine months ended August 31, 2013, of the $47,609 of net unrealized gains presented above, $18,007 of such unrealized gain results from the reversal of the unrealized loss associated with the ProPetro exchange (now a realized loss) and $2,644 relates to the reversal of the unrealized gain attributable to the sale of the Company’s prior investment in Direct Fuels upon the Emerge IPO (now a realized gain). The remaining unrealized gains of $32,246 relate to investments that are still held at August 31, 2013.

(5)	On May 15, 2013, the Company received $3,019 for final settlement of the escrow in connection with the sale of IRP to James River Coal Company in April 2011. The Company estimated $2,900 for the fair value of the escrow receivable, and the cash received exceeded the balance estimated to be received.

The purchases of $460 and $10,466 for the three and nine months ended August 31, 2013 relate to the Company’s additional investment of $460 in VantaCore Partners LP (“VantaCore”) (Class B Preferred units) and investments in Capital Product Partners, L.P. Class B Units ($5,006) and Inergy Midstream, L.P. common units ($5,000). The transfer out of $5,000 for the nine months ended August 31, 2013 relates to the Company’s investment in Inergy Midstream, L.P. common units, which was purchased in the first quarter of fiscal 2013 and became marketable during the second quarter of fiscal 2013. The issuances of $289 and $1,754 for the three and nine months ended August 31, 2013 relate to additional units received from Buckeye Partners, L.P. (Class B Units) and VantaCore (Class A Preferred units).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its PIPE investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

One of the Company’s investments is Class B Units of Capital Product Partners L.P. (“CPLP”). The Class B Units are convertible units (convertible on a one-for-one basis into common units) and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model, which takes into account the unit’s preference relative to the common units as well as its conversion features. This model takes into account the attributes of the Class B Units (preferred dividend, conversion ratio and call features) to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for CPLP’s Class B Units, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility as well as historical volatility for publicly-traded companies in a similar line of business as CPLP. The Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models.

The Company’s investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly-traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”), and (iii) discounted cash flow analysis. The table entitled “Quantitative Table for Valuation Techniques” outlines the valuation technique(s) used for each asset category.

The public company analysis utilizes valuation ratios for publicly-traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. The Company typically focuses on the following valuation ratios: (a) distribution yields (“yield analysis”), which is calculated by dividing the company’s annual distribution by its stock price and (b) trading multiples (“trading multiple analysis”), which is the ratio of certain measures of cash flow to the company’s enterprise value and equity value (as described below in more detail). To determine its recommended valuation for Plains All American GP LLC (“Plains GP LLC”), the public company analysis uses a probability weighting between the yield analysis and trading multiple analysis based on its assessment of how Plains GP LLC will be valued in its pending IPO. See Note 12 – Subsequent Events.

For both the yield analysis and the trading multiple analysis, the Company utilizes projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates, and the Company focuses on EBITDA, DCF and distribution projections for the current calendar year and next calendar year. Based on this data, the Company selects a range of yields given the yields of similar publicly-traded companies and applies such yields to the portfolio company’s projected distributions to estimate the portfolio company’s equity value. For the trading multiple analysis, the Company focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”), which is referred to as an EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”), which is referred to as a EMV/DCF multiple. The Company selects a range of EV/EBITDA and EMV/DCF multiples given the trading multiples of similar publicly-traded companies and applies such multiples to the portfolio company’s projected EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, the Company applies a discount to the portfolio

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

company’s estimated equity value for the size of the company and the lack of marketability in the portfolio company’s securities.

The yield analysis for the Company’s preferred equity and debt investments utilizes yields of preferred equity and debt securities for publicly-traded companies in a similar line of business as the portfolio investment to estimate the fair value of such investment. The yield of an investment represents the annual interest or distribution earned from the investment divided by such investment’s market value. The Company’s analysis is focused on current market yields and credit spreads for similar debt and preferred investments. The Company selects a range of yields based on available market data and applies such range to the interest or preferred dividends paid on such portfolio company security.

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Company’s analysis focuses on EV/EBITDA multiples. The Company selects a range of multiples based on EV/EBITDA multiples for similar M&A transactions and applies such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. The Company utilizes projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

The discounted cash flow analysis is used to estimate the equity value for the portfolio company based on estimated cash flows of such portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (required equity rate of return). For the Company’s preferred equity investments, the discounted cash flow analysis is utilized to estimate the value of such security by calculating the present value of the security’s preferred distributions. In this calculation, the discount rates used are based on the Company’s assessment of the expected return market participants would require on such security. This assessment is based in part on prevailing yields of similar preferred stock and debt securities.

Under these valuation techniques, the Company estimates operating results of its portfolio companies (including EBITDA, DCF and distributions). These estimates utilize unobservable inputs such as historical operating results, which may not be publicly available, and projected operating results, which will be based on operating assumptions for such portfolio company. The Company also consults with management of the portfolio companies to develop these financial projections. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly-traded companies, selection of similar M&A transactions, selected ranges for valuation multiples, selected range of yields and expected required rates of return (discount rates).

Changes in EBITDA multiples, DCF multiples, market yields or discount rates, each in isolation, may change the fair value of the Company’s portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in market yields or discount rates will result in a decrease in the fair value of the Company’s portfolio investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts) (UNAUDITED)

The following table summarizes the significant unobservable inputs that the Company uses to value its portfolio investments categorized as Level 3 as of August 31, 2013:

Quantitative Table for Valuation Techniques

				Range		Weighted
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Average(1)
Equity securities of	$54,766	- Discount to publicly-traded	- Current discount	—	2.9%	2.5%
public companies (PIPE) – valued based on a discount to market value(2)		securities	- Remaining restricted period	1 day	65 days	56 days

Equity securities of	5,752	- Convertible pricing model	- Credit spread	6.5%	7.5%	7.0%
public companies –			- Volatility	27.5%	32.5%	30.0%
not valued based on a discount to market value			- Discount for marketability	8.0%	8.0%	8.0%

Equity securities of	35,208	- Public company analysis
private companies – common units / common equity		• Yield analysis	- Expected IPO yield - Discount for marketability	3.0% 7.5%	9.5% 20.0%	6.5% 14.5%

		• Trading multiple analysis	- EV / 2014E EBITDA	9.0x	24.0x	15.2x
			- EMV / 2014E DCF	9.0x	10.0x	9.5x
			- Discount for marketability	7.5%	20.0%	14.5%

		- M&A analysis	- Selected EV / EBITDA multiples	7.5x	24.0x	14.6x
		- Discounted cash flow	- Selected equity rates of return	15.0%	17.5%	16.3%

Equity securities of	8,361	- Discounted cash flow	- Selected rates of return	11.5%	15.5%	13.9%
private companies –
preferred units

Debt securities of private companies	9,730	- Yield analysis	- Yields for peer securities	9.0%	10.0%	11.0%

Total	$113,817

(1)	Weighted average based on the fair value of investments in each category.

(2)	Includes the Company’s investment in Emerge common units valued at $47,113 with a current discount of 2.9% and remaining restricted period of 65 days as of August 31, 2013. The Company’s investment in the Buckeye Partners, L.P. Class B Units converted into common units on September 1, 2013. As of August 31, 2013, the Company valued the Class B Units at the same price as the common units.

4.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses, if any.

During the nine months ended August 31, 2013, the Company paid federal income taxes of $651 and received $86 of state income tax refunds, net of payments. At August 31, 2013, the Company had an income tax receivable of $49. The receivable is the result of the Company’s estimated income tax payments being greater than its tax liability at August 31, 2013.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts) (UNAUDITED)

Components of the Company’s current and deferred tax assets and liabilities are as follows:

As of August 31, 2013
Income tax receivable	$49

Deferred tax asset:
Organizational costs	$13
Net operating loss carryforward — Federal	2,006
Net operating loss carryforward — State	164
Net capital loss carryforward	671
Deferred tax liabilities:
Net unrealized gains on investment securities	(60,450)

Total net deferred tax liability	$(57,596)

At August 31, 2013 the Company has an estimated federal net operating loss carryforward of $5,895 (deferred tax asset of $2,006). Realization of the deferred tax assets and net operating loss carryforward is dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforward. If not utilized, the $5,895 of net operating loss carryforward will expire in 2033. In addition, the Company has an estimated state net operating loss carryforward which totals approximately $5,895 (deferred tax asset of $164). The majority of the state net operating loss carryforward expires in 2033.

At August 31, 2013, the Company had a capital loss carryforward of $1,824 (deferred tax asset of $671). Realization of the capital loss carryforward is dependent on generating sufficient capital gains prior to the expiration of the capital loss carryforward in 2018.

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss.

As of August 31, 2013, the identified cost of investments for federal income tax purposes was $271,963. The cost basis for federal income tax purposes is $43,135 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. Gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

As of August 31, 2013
Gross unrealized appreciation of investments	$162,381
Gross unrealized depreciation of investments	(1,180)

Net unrealized appreciation of investments	$161,201

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts) (UNAUDITED)

Components of the Company’s income tax benefit (expense) were as follows:

	For the Three Months Ended August 31, 2013	For the Nine Months Ended August 31, 2013
Current income tax benefit — net investment loss	$194	$194
Deferred income tax benefit — net investment loss	474	840
Current income tax expense — net realized gains	(250)	(250)
Deferred income tax expense — net realized gains	(2,458)	(1,080)
Deferred income tax expense — net unrealized gains	(9,145)	(32,497)

Total income tax expense	$(11,185)	$(32,793)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment income and realized and unrealized gains (losses) on investments before taxes for the three and nine months ended August 31, 2013 as follows:

	For the Three Months Ended August 31, 2013	For the Nine Months Ended August 31, 2013
Computed federal income tax at 35%	$(10,634)	$(31,208)
State income tax, net of federal tax	(547)	(1,605)
Other, net	(4)	20

Total income tax expense	$(11,185)	$(32,793)

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of August 31, 2013, the Company did not have any interest or penalties associated with the underpayment of any income taxes. Tax years from 2009 to 2012 remain open and subject to examination by tax jurisdictions.

5.	Concentration of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not concentrate in energy. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At August 31, 2013, the Company had the following investment concentrations.

Category	Percent of Total Assets
Securities of energy companies	99.5%
Equity securities	96.0%
Debt securities	3.5%
Public and private MLP securities	93.8%
Largest single issuer	10.8%
Restricted securities	27.4%

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts) (UNAUDITED)

6.	Agreements and Affiliations

A. Administration Agreement — The Company has entered into an Administration Agreement (the “Administration Agreement”) with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the Administration Agreement, Ultimus will provide certain administrative services for the Company. The Administration Agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the Administration Agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives a management fee from the Company. On September 26, 2013, the Company renewed its agreement with KAFA for a period of one year. The agreement will expire on October 2, 2014 and may be renewed annually thereafter upon the approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). In conjunction with this renewal, the Company entered into a new one-year agreement with KAFA to waive a portion of its management fee, which agreement may be renewed annually. For a one-year period effective October 2, 2013, KAFA agreed to waive 0.25% of its 1.75% management fee, thereby reducing the management fee to 1.50% on average total assets. This decision was based, in part, on the portion of securities in the Company’s portfolio which were publicly traded vs. the portion that were privately held (i.e., private companies).

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding deferred taxes) shall equal gross asset value (which includes assets attributable to or proceeds from the use of leverage instruments), minus the sum of accrued and unpaid dividends and distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that the Company may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Company.

The Company’s management fees for the three and nine months ended August 31, 2013 were $1,796 and $4,990.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities and, therefore, as affiliates. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of August 31, 2013, the Company believes that MarkWest Energy Partners, L.P. and PVR Partners, L.P. meet the criteria described above and are therefore considered affiliates of the Company.

Emerge Energy Services LP — Kevin S. McCarthy is Chairman of the Board of Directors and President and Chief Executive Officer of the Company. Mr. McCarthy also serves as a director on the board of Emerge Energy Services GP LLC (“Emerge GP”), the general partner of Emerge Energy Services LP (“Emerge”). Various affiliated funds managed by KAFA, including the Company, own units of Emerge. The Company believes that it is an affiliate of Emerge under the 1940 Act by virtue of Mr. McCarthy’s participation on the board of Emerge GP.

Plains All American GP LLC and Plains All American Pipeline, L.P.— Robert V. Sinnott is a member of the Company’s Board of Directors and Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP LLC”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own units of Plains GP LLC. Various advisory clients of KACALP and KAFA, including the Company, own units in PAA. The Company believes that it is an affiliate of Plains GP LLC and PAA under the 1940 Act by virtue of (i) the ownership interests in the general partner by the Company and other affiliated Kayne Anderson funds and (ii) Mr. Sinnott’s participation on the board of Plains GP LLC.

VantaCore Partners LP — At August 31, 2013, the Company held a 23.3% limited partnership interest in VantaCore Partners LP (“VantaCore”). The Company believes that the limited partnership interests of VantaCore should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. One of the Company’s Senior Vice Presidents serves as Chairman of the board of directors of the general partner for VantaCore. Although the Company does not own any interest in the general partner of VantaCore, it believes it is an affiliate of VantaCore under the 1940 Act by virtue of its participation on the board of the general partner.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

7.	Derivative Financial Instruments

As of August 31, 2013, the Company held no derivative instruments, and during the nine months ended August 31, 2013, the Company did not have any activity involving derivative instruments. See Note 2 — Significant Accounting Policies.

8.	Investment Transactions

For the nine months ended August 31, 2013, the Company purchased and sold securities in the amount of $143,008 and $121,580 (excluding short-term investments).

9.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At August 31, 2013, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units or Principal ($) (in 000s)	Cost Basis	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Buckeye Partners, L.P.
Class B Units	(2)	(3)	109	$5,002	$7,653	$70.00	2.6%	1.7%
Capital Product Partners L.P.
Class B Units	(2)	(3)	606	4,654	5,752	9.49	2.0	1.4
Emerge Energy Services LP(4)
Common Units	5/9/13	(3)	1,684	26,149	47,113	27.98	16.2	10.8
Plains All American GP LLC(5)
Common Units	(2)	(6)	3	4,184	15,527	4,457	5.3	3.6
ProPetro Services, Inc.(7)
First Lien Term B Loan	2/15/07	(6)	$9,730	9,730	9,730	n/a	3.3	2.2
VantaCore Partners LP(8)(9)(10)
Class A Common Units	(2)	(6)	2,187	19,572	19,681	9.00	6.8	4.5
Class A Preferred Units	(2)	(6)	345	3,307	5,685	16.50	2.0	1.3
Class B Preferred Units	8/3/11	(6)	162	2,328	2,676	16.50	0.9	0.6

Total				$74,926	$113,817		39.1%	26.1%

Level 2 Investments(11)
Senior Notes
Rex Energy Corporation	(2)	(3)	$2,946	$2,983	$3,064	n/a	1.0%	0.7%
RKI Exploration & Production, LLC	7/15/13	(6)	2,500	2,500	2,500	n/a	0.9	0.6

Total				$5,483	$5,564		1.9%	1.3%

Total of all restricted securities				$80,409	$119,381		41.0%	27.4%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)	Security was acquired at various dates during the nine months ended August 31, 2013 and/or in prior fiscal years.

(3)	Unregistered or restricted security of a publicly-traded company.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

(4)	On May 14, 2013, Emerge completed its IPO and trades on the NYSE under the ticker “EMES.” Emerge was formed when the Company’s prior investment, Direct Fuels, combined with two other private companies. As a result of the IPO, the Company received $23,110 in cash and 1,683,953 Emerge common units, which are subject to a lockup until November 4, 2013.

(5)	In determining the fair value for Plains GP LLC, the Company’s valuation is based on publicly available information. Robert V. Sinnott, the CEO of KACALP, is a member of Plains GP LLC’s board of directors (see Note 6 — Agreements and Affiliations). Certain private investment funds managed by KACALP may value their investment in Plains GP LLC based on non-public information, and, as a result, such valuation may be different than the Company’s valuation.

(6)	Unregistered security of a private company.

(7)	On March 5, 2013, the Company through a series of transactions exchanged its First Lien Term C Loan paid-in-kind debt investment and equity interest in ProPetro for $9,754 cash and $9,754 of principal in a First Lien Term B Loan. On September 30, 2013, ProPetro repaid in full the First Lien Term B Loan held by the Company ($9,730). See Note 12 — Subsequent Events.

(8)	The Company’s investment in VantaCore includes 1,823 incentive distribution rights (18% of total outstanding incentive distribution rights) for which the Company assigns a value of zero.

(9)	The Class A Preferred Units are senior to the VantaCore Common Units in liquidation preference. The Class A Preferred Units have a liquidation preference of $17.50 per unit and were issued by VantaCore to holders of the common and preferred units to the extent that such units did not receive full cash distributions.

(10)	The Class B Preferred Units have a liquidation preference of $17.50 per unit and a minimum quarterly distribution of $0.3825 per unit and are senior to all other equity classes of VantaCore in distributions and liquidation preference.

(11)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

10.	Credit Facility

As of August 31, 2013, the Company’s amended and restated senior secured revolving credit facility (the “Credit Facility”) had a total commitment amount of $95,000 and a maturity date of March 30, 2014. On March 11, 2013, the Company amended its Credit Facility to add a new lender to the syndicate and to increase the total commitment amount by $10,000 to $95,000. All other terms of the Credit Facility, including its maturity date of March 30, 2014, remained the same. Outstanding loan balances accrue interest daily at a rate equal to LIBOR plus 2.00% based on current borrowings and the current borrowing base. If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and midstream companies and investments in bank debt and high yield bonds which are traded), the interest rate will increase to LIBOR plus 3.00%. The Company pays a commitment fee of 0.50% per annum on any unused amounts of the Credit Facility.

The obligations under the Credit Facility are collateralized by substantially all of the Company’s assets and are guaranteed by any of the Company’s future subsidiaries, other than special purpose subsidiaries. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio, on a consolidated basis, of total assets (excluding deferred tax assets) less liabilities (other than indebtedness and deferred tax liabilities) to aggregate indebtedness of the Company of not less than 3.0:1.0, (b) maintaining the value of the portion of the Company’s portfolio that can be converted into cash within specified time periods and valuations at no less than 10% of the principal amount outstanding under the Credit Facility during

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

any period when adjusted outstanding principal amounts exceed a specified threshold percentage of the Company’s adjusted borrowing base and (c) maintaining consolidated net assets at each fiscal quarter end of not less than the greater of: 40% of the consolidated total assets of the Company and its subsidiaries, and $95,000 plus 25% of the net proceeds from any issuance of equity securities by the Company and its subsidiaries subsequent to the closing of the Credit Facility. The Credit Facility also contains customary representations and warranties and events of default.

Under the terms of the Credit Facility, if an investment becomes non-performing, it will reduce the Company’s borrowing base and could cause the Company to be in default under the terms of its loans under the Credit Facility. Debt investments are generally characterized as non-performing if such investments are in default of any payment obligations, and private MLP equity investments are generally characterized as non-performing if such investments fail to pay cash distributions, in their most recent fiscal quarter, that are greater than 80% of their minimum quarterly distribution amount.

Under the terms of the Credit Facility, if borrowings exceed 90% of borrowing base, the Credit Facility restricts the Company in the amount of distributions the Company may pay to stockholders to no more than the amount of distributable cash flow for the current quarter and prior three quarters. As of August 31, 2013, the Company had $84,000 borrowed under its Credit Facility (at an interest rate of 2.19%), which represented 45.9% and 46.8% of its borrowing base and quoted borrowing base of $183,141 and $179,500, respectively. The maximum amount that the Company can borrow under its Credit Facility is limited to the lesser of the commitment amount of $95,000 and its borrowing base.

As of August 31, 2013, the Company was in compliance with all financial and operational covenants required by the Credit Facility.

11.	Common Stock

The Company has 200,000,000 shares of common stock authorized. Transactions in common shares for the nine months ended August 31, 2013 were as follows:

Shares outstanding at November 30, 2012	10,405,130
Shares issued through reinvestment of dividends and distributions	40,228

Shares outstanding at August 31, 2013	10,445,358

12.	Subsequent Events

On September 26, 2013, the Company declared its quarterly distribution of $0.455 per common share for the third quarter of fiscal 2013 for a total of $4,753. The distribution was paid on October 18, 2013 to common stockholders of record on October 11, 2013. Of this total, pursuant to the Company’s dividend reinvestment plan, $407 was reinvested into the Company through the issuance of 14,553 shares of common stock.

On September 30, 2013, ProPetro repaid in full the First Lien Term B Loan held by the Company ($9,730). The Company no longer has an investment in ProPetro following this transaction.

On October 21, 2013, Plains GP Holdings, L.P. (“Plains GP”) completed its initial public offering (“IPO”) and trades on the New York Stock Exchange (“NYSE”) under the ticker “PAGP”. Plains GP was formed to own a portion of the general partner of Plains All American Pipeline, L.P. All of the Company’s holdings in Plains All American GP LLC are exchangeable into shares of Plains GP on a one-for-one basis at the Company’s option. As part of the IPO, the Company agreed to a 15-month lock-up on its Plains GP shares (lock up expires on January 21, 2015).

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common stock in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

James C. Baker	Director, Executive Vice President

William R. Cordes	Director

Barry R. Pearl	Director

Albert L. Richey	Director

Robert V. Sinnott	Director

William L. Thacker	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Chief Compliance Officer and Secretary

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.